CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, M. C. Moses Grader, Principal Executive Officer of Little Harbor MultiStrategy Composite Fund, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ M. C. Moses Grader
M. C. Moses Grader, Vice President
(Principal Executive Officer)

Date: June 9, 2016

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Little Harbor MultiStrategy Composite Fund  and will be retained by Little Harbor Advisors LLC, and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, John J. Hassett, Principal Financial Officer of Little Harbor MultiStrategy Composite Fund, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ John J. Hassett
John J. Hassett, Assistant Treasurer
(Principal Financial Officer)

Date: June 9, 2016

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Little Harbor MultiStrategy Composite Fund and will be retained by Little Harbor Advisors LLC, and furnished to the Securities and Exchange Commission or its staff upon request.